UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

Ohr Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-88480	#90-0577933
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 5th Ave, 28th Floor, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212)-682-8452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On May 22, 2013, the stockholders of Ohr Pharmaceutical, Inc., (“Ohr” or the “Company”) approved an amendment to Ohr’s Certificate of Incorporation (the “Amendment”) (i) to implement a one-for-three (1 for 3) shares reverse stock split and (ii) to give effect to a staggered Board of Directors.  The reverse stock split and staggered board will become effective when and if the Amendment is filed with the Secretary of State of the State of Delaware, anticipated on or about June 3, 2013.  Ohr will notify its stockholders of the effectiveness of the reverse stock split by issuing a press release.  The Board reserves the right to elect not to file the Amendment if the Board determines, in its sole discretion, that implementing a reverse stock split is not in the best interest of Ohr and its stockholders.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 22, 2013, the Board of Directors approved an amendment of Article II, Section 2.2 of the Corporation’s By-Laws, effective upon filling of the Amendment, to read as follows:

“Section 2.03.  Election; Term of Office; Resignation; Removal; Vacancies.

(a)           The Directors shall be appointed initially by the incorporator.  All members of the Board of Directors shall be classified, with respect to the time for which they each hold office, into three classes, as nearly equal in number as possible, as determined by the incorporator or incorporators.  One class shall originally be elected for an initial one year term expiring at the annual meeting of stockholders to be held in 2014, another class shall be originally elected for an initial two year term expiring at the annual meeting of stockholders to be held in 2015, and another class shall be originally elected for an initial three year term expiring at the annual meeting of stockholders to be held in 2016, with each member of each class to hold office until a successor is elected and qualified or until his earlier resignation or removal.  Thereafter, at each annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a three year term until their successors are elected and qualified or until their earlier resignation or removal.  If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient.  At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election.

(b)           Any director may resign at any time upon written notice to the corporation.  Except as the General Corporation Law of the State of Delaware (the “General Corporation Law”) may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, shall be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining directors.  In the event of a newly created directorship, any director elected in accordance with the preceding clause shall hold office for the remainder of the full term of the class of directors having the longest remaining term at the time of the election and until such director’s successor shall have been elected and qualified.  In the event of a vacancy, any director elected in accordance with the preceding clause shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor shall have been elected and qualified.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(c)           Except as otherwise provided in or fixed by or pursuant to the Corporation’s Certificate of Incorporation, nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally.  However, such stockholders may nominate one or more persons for election as director or directors at a stockholders’ meeting only if written notice of intent to make such nomination or nominations has been given either by personal delivery or by mail to the Secretary of the Corporation not less than 90 days before the meeting of stockholders at which such election is held.  Each such notice shall state (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (iv) the consent of each nominee to serve as a director of the corporation if so elected.  The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure;”

On May 22, 2013, Ohr’s stockholders approved an amendment to Ohr’s Certificate of Incorporation (the “Amendment”) and no further action by the stockholders will be required (i) either to implement a one-for-three (1 for 3) shares or abandon the reverse stock split or (ii) to give effect to the staggered Board of Directors.  The reverse stock split and staggered board will become effective when and if the Amendment is filed with the Secretary of State of the State of Delaware, anticipated on or about June 3, 2013.  Ohr would notify its stockholders of the effectiveness of the reverse stock split by issuing a press release.  The Board reserves the right to elect not to file the Amendment if the Board determines, in its sole discretion, that implementing a reverse stock split is not in the best interest of Ohr and its stockholders.

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

By a written consent, dated May 22, 2013; the stockholders of the Company approved:

(a)           adoption of the Amendment to effect:

(i)           a one-for-three shares (1 for 3 shares) reverse stock split of Ohr’s issued and outstanding Common Stock.  Pursuant to the reverse stock split, each holder of three shares of Ohr’s Common Stock, immediately prior to the effectiveness of the reverse stock split, would become the holder of one share of Ohr’s Common Stock; and

(ii)           revision of ARTICLE SEVENTH of Ohr’s Certificate of Incorporation to provide for a staggered Board of Directors.

(b)           On May 22, 2013, Ohr’s stockholders approved, effective upon filing of the Amendment, the election of five (5) directors of the Company to hold office for initial terms of one, two, or three years as follows:  two Class III directors (Ira Greenstein and Orin Hirschman) for a three year term expiring at the annual meeting of stockholders to be held in 2016; one Class II director (Irach Taraporewala) for a two year term expiring at the annual meeting of stockholders to be held in 2015, and two Class I directors (Thomas Riedhammer and June Almenoff) for a one year term expiring at the annual meeting of stockholders to be held in 2014.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

On May 22, 2013, the Board of Directors of the Company adopted an audit committee charter and designated three independent directors, Thomas Riedhammer (Chairman), Ira Greenstein and June Almenoff, to serve on the committee.  The Board determined that Dr. Riedhammer qualified as a financial expert.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
3.1(a)	Form of Amendment to Articles of Incorporation
3.2(a)	Amendment to Bylaws
10.33	Audit Committee Charter

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2013	OHR PHARMACEUTICAL, INC.

	By:	/s/ Irach Taraporewala
Dr. Irach Taraporewala
President and CEO